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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - March 19, 2001


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-14603               13-3976138
(State or other jurisdiction     (Commission File Number)   (IRS Employer
     of  Incorporation)                                     Identification No.)

                1740 Broadway                                      10019
             New York, New York                                  (Zip Code)
    (Address of principal executive offices)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)     Not applicable.

          (b)     Not applicable.

          (c)     Exhibits.

         99.1 Slides used by The MONY Group Inc. in its meeting with research analysts on March 19, 2001.

         99.2     News release of The MONY Group Inc. dated March 19, 2001.



ITEM 9.  REGULATION FD DISCLOSURE.

         On March 19, 2001, The MONY Group Inc. (the "Company") held a meeting with research analysts. The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 9 by reference thereto, were utilized by the Company in its presentation to analysts at the meeting and are furnished pursuant to Regulation FD. On March 19, 2001, the Company also issued a news release in connection with the matters discussed at the meeting that is attached hereto as
Exhibit 99.2 and is incorporated in this Item 9 by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE MONY GROUP INC.



                                                   By: /S/ BART SCHWARTZ
                                                     ---------------------------
                                                     Bart Schwartz
                                                     Senior Vice President and
                                                     General Counsel


Date: March 19, 2001


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                                  EXHIBIT INDEX

EXHIBIT  NO.          DESCRIPTION
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 99.1                 Slides used by The MONY Group Inc. in its meeting with
                      research analysts on March 19, 2001.

 99.2                 News release of The MONY Group Inc. dated March 19, 2001.